  Exhibit 10.23

House Lease Contract

Shanghai Guilin Industry Co., Ltd.

House Lease Contract

SN: GK-023

Leasor: Shanghai Guilin Industry Co., Ltd.
(hereinafter referred to as "Party A")

Legal Address: Room 402, 4th Floor, No. 291 of Guiping Road, Xuhui District, Shanghai.

Legal Representative: Yu Mingfang
Duty: Chairman of the BoardTel.: 64708353

Leasee:
Cellular Biomedicine (Shanghai) Co., Ltd.
(Hereinafter referred to as "Party B")

Legal Address: 6th Floor, Building No. 1, No. 333 of Guiping Road, Xuhui District, Shanghai

Legal Representative: Liu Bizuo
Duty: CEO
Tel: 54069990

In accordance with the Contract Law of the People's Republic of China, Regulations of Shanghai Municipality on House Leasing and other relevant laws and regulations, Party A and Party B conclude the Contract with regard to the matters about Party B's leasing of the House (hereinafter referred to as "Property for Lease") that Party A can rent out legally in the principles of good faith and mutual benefits and interests.

I.
Location, Area, Facilities and Purpose of the Property for Lease

(I)
Location: 6th Floor, Building No. 1, No. 333 of Guiping Road, Xuhui District, Shanghai.

(II)
Area: contract area of 1190 m2.

(III)
Facilities: relevant auxiliary facilities (see details in Hand-over List).

(IV)
Purpose: purpose of property leased by Party B for business and R&D(Planning documents approved by the government shall prevail).

II.
Lease Term, Hand-over Date and Renewal of Lease

(I)
The lease term in the Contract is two years from December 1, 2018 to November 30, 2020. Party B enjoys the priority for leasing under the same conditions after the Contract expires and the price shall be otherwise agreed upon.

(II)
Party A and Party B hand over the property and sign the Hand-over Confirmation Letter in accordance with status quo of the Property for Lease. The hand-over time isMMDDYY. If Party B has not signed the Hand-over Confirmation Letter at that time, both Parties will be deemed to confirm the hand-over in accordance with status quo of the Property for Lease. (excluding the circumstance under which the delivery of Property for Lease is delayed due to Party A).

(III)
Party B shall return the Property for Lease on time when the Contract expires or terminates in accordance with laws. If Party B renews the lease when the Contract expires, Party B shall apply for renewal of lease in writing 90 days in advance before the Contract expires. If the area of the Property for lease is more than 3000 m2, Party B shall apply for renewal of lease in writing 180 days in advance before the Contract expires (Party B enjoys the priority for leasing under the same conditions).

Party A shall answer Party B in writing about whether it agrees the renewal of lease or not within 30 days after receipt of the written application from Party B. If Party A agrees that Party B renews the lease, both Parties shall resign the Lease Contract upon agreement through negotiation within 30 days. If both Parties cannot reach an agreement and resign the contract for renewal of the lease within 30 days, Party A has the right to withdraw the Property for Lease when the lease term expires.

III.
Rent, Deposit, Property Management Fee and Payment Mode

(I)
Rent, Deposit

1.
Payment Principles of Rent and Deposit: paid before use; "three months' deposit and one month's rent".

(1)
The settlement period of the rent between both Parties is three natural months; Party B shall pay the rent of the first period within 10 working days after the Contract comes into force and pay the rent for the very period within 3 working days after receipt of the valid invoice for the rent of Party A thereafter.

(2)
Party B shall pay the lease deposit of RMB 123066 at the same time while paying the rent for the first period of three months (the lease deposit of Party B transferred in from the Contract of last period shall be deemed as performance guarantee). When the lease relationship terminates, Party A shall return the deposit (including the deposit balance when the overdue rent, expenses for water, electricity, etc. of Party B are deducted) it received to Party B with no interests within 10 working days after Party B returns the Property for Lease to Party A, completes the hand-over work and settles all the expenses for water, electricity, communication, cancellation or change its domicile and take the Property for Lease as its domicile (if any) and deals with all the matters.

(3)
During the lease period, Party B shall not use the lease deposit to set off the rent for the Property for Lease and property management fees.

(4)
Party A shall issue a receipt after receiving the deposit paid by Party B. If the rent increases during the Lease Term, the deposit shall increase too at the same time and Party B shall complement the deposit amount calculated in accordance with the increased rent within a month since the day when the rent increases.

2.
Rent Standards and Payment Mode

(1)
The rent is calculated in accordance with the contract area, which is RMB 4.6/m2 per day. The rent is RMB 166500 for each month, RMB 499500 for each quarter and 1998000 for each year (in words: RMB ONE MILLION NINE HUNDRED AND NINTY EIGHT THOUSAND).

(2)
Payment Mode of the Rent: the rent for the very period (totally three months) shall be paid off by Party B before 10th of the first month of each period, the rent for the second and later periods shall be paid also in such a way until the Contract Term expires. The rent is settled through bank transfer or by cheque. If the payment of Party B delays, Party B shall pay overdue fines and the overdue fine is 0.5‰ of the total amount of overdue rent each day.

(II)
Property Management Fees and Payment Mode

1.
The payment and receipt of the Property Management Fees and other expenses shall be agreed upon by the property management companies designated by Party A and Party B in the Property Management Agreement.

2.
Problems that occur during the performance of the Property Management Agreement by the property management companies shall be subject to the coordination, regulation and mediation of Party A.

IV.
Rights and Obligations of Both Parties

(I)
Rights and Obligations of Party A

1.
Party A guarantees that it has the right to lease the Property for Lease and ensures that Party B can use the Property for Lease safely during the Lease Term and that it will not interfere with the normal operating activities of Party B.

2.
Party A shall provide assistance and relevant materials (subject to Party A's possession) to Party B when Party B go through the procedures by itself for the application of all kinds of licenses required fort the operation.

3.
If Party A changes the obligee of the Property for Lease due to sale, transfer and other reasons during the lease term, it shall guarantee that the right of Party B to use the Property for Lease survives and assist Party B to complete relevant procedures.

4.
Party A enjoys the right to charge the expenses for rent, water, electricity and communication, etc. as agreed. If Party B fails to pay relevant expenses in full amount on schedule, Party A is entitled to collect overdue fines of 0.5‰ of the overdue amount each day

5.
Party A shall enjoy or perform other rights and obligations as agreed in the Contract or stipulated by laws and regulations.

(II)
Rights and Obligations of Party B

1.
Party B guarantees to use the Property for Lease, operate legally and pay all kinds of operating and management fees incurred after leasing the Property for Lease in accordance with laws as agreed or pursuant to relevant policies and regulations.

2.
Party B shall not sublease or transfer the Property for Lease (unless the prior written consent of Party A is obtained), change the use subject agreed by both Parties and use any asset in the Property for Lease for mortgage or guarantee. Party B ensures that the decoration and ornamental properties in the Property for Lease are free from any right of the third party.

3.
Party B's transformation or decoration within the scope of the Property for Lease shall comply with laws, regulations and policies and be subject to the regulation of relevant government departments. The decoration plan of Party B shall be subject to the prior written consent of Party A.

4.
Party B shall bear the obligations for the daily maintenance and guard of the Property for Lease and ensure that the environment in the Property for Lease complies with the requirements for environmental protection, public security and fire protection, etc. Party A shall be responsible for the repair of natural damage of the structure and outer wall and roof of the Property for Lease under the Contract and Party B shall be liable for the repair of other parts and any part transformed or decorated by Party B of the Property for Lease.

5.
Party A shall enjoy or perform other rights and obligations as agreed in the Contract or stipulated by laws and regulations.

V.
Return of Property for Lease

(I)
Party B is liable to restore the Property for Lease into its original state (excluding reasonable wear and tear) in accordance with the standards for the hand-over of Property for Lease listed in the Hand-over Confirmation Letter agreed in the Contract when the Contract is terminated or expires. Only after Party A inspects and accepts the Property for Lease after it is returned by Party B can Party B go through the procedures for canceling of the lease. Otherwise, Party A has the right to restore the Property for Lease into its original state and deduct relevant expenses from the lease deposit; if the lease deposit is not enough to set off relevant expenses, Party A has the right to recourse for such expenses.

(II)
If Party B hopes not to restore the Property for Lease into its original state and return the Property for Lease with the added or transformed decoration and auxiliary facilities reserved, Party B shall apply in writing to Party A 30 days in advance before the Contract expires. If Party A agrees that Party B needs not to restore the Property for Lease into its original state, the ornaments and decoration formed by Party B's investment shall belong to Party A for free. Party B agrees that the movable properties of Party B which cannot be moved out within 10 days after the Contract between both Parties expires or is terminated legally shall be owned by Party A for free, excluding the properties on which Party A exercises the right of lien. And Party B shall provide complete drawings, fire protection acceptance certificate, quality guarantee certificate, operation instruction with regard to all the left decoration and auxiliary facilities.

(III)
If Party B has not paid off relevant expenses when the Property for Lease is returned upon release or termination of the Contract and any economic loss is incurred to Party A due to Party B, Party A is entitled to deduct relevant expenses from the lease deposit with the left amount being returned to Party B with no interests. If the lease deposit is not enough to set off relevant expenses, Party A has the right to recourse for such expenses.

(IV)
When the Contract is released or terminated and if Party B has ever taken the Property for Lease as the registration address, Party B shall complete the procedures for the change of registration address before the Contract is released or terminated. If Party B has not completed the procedures for change within 15 working days after the Contract is released or terminated, the lease deposit will not be returned, unless both Parties reach an agreement through negotiation and Party A agrees that Party B keeps the registration address.

(V)
Party B shall return the Property for Lease within 5 working days from the day when the Contract expires or is terminated in advance for any reason and if Party B fails to return the Property for Lease on schedule without the consent of Party B, Party B shall pay the use fee of 2 times rent to Party A during the period when it occupies the Property for Lease for each overdue day, unless Party A agrees that Party B renew the lease and sign the renewal contract. If Party B cancels the Contract in advance, the deposit will not be returned.

(VI)
Party B agrees that if Party B fails to perform the obligations to restore the Property for Lease into its original state and return the Property for Lease with more than 5 working days overdue, Party A has the right to enter into the Property for Lease by itself through written notification to Party B 5 working days in advance; at the same time, Party B is deemed as giving up by itself the ownership or use right of the decoration, facilities, equipment and other items which are dismantled or removed within the Property for Lease, including the equipment and items which are deemed to belong to Party B (whether belong to Party B or the third party); Party A is entitled to dispose on its own and any legal right involving the third party shall be compensated by Party B. The expenses of Party A to restore the Property for Lease into its original state on behalf of Party B shall be undertaken by Party B. The Property for Lease shall be deemed as returned to Party A when Party A enters into the Property for Lease.

VI.
Special Agreement Between Both Parties

(I)
Both Parties agree that Party B shall register this Property for Lease as the address of its Company within 90 days after the Contract comes into force. The taxes of the Company registering this Property for Lease as its address shall be collected within the scope of Huajing County, Xuhui District and meeting the annual tax contribution requirements per unit of the lease area (specific information can be seen in the Attachments). If the taxes have not met the annual tax contribution requirements of the place where it is registered, Party A has the right to collect at least another 10% rent on the basis of the rent of last year. If Party B meets the tax requirements, Party A can coordinate and apply to the government for preferential financial supports for Party B.

(II)
Both Parties agree that the lease invoice under the Contract shall be issued by Party A and the payment shall be made into the bank account issued by Party A.

(III)
Party B shall purchase insurance for properties in the Property for Lease and other necessary insurances within the Valid Term of the Contract. Losses or risk responsibilities incurred during the use of Property for Lease without buying insurance shall be undertaken by the using party.

(IV)
Party A provides the electricity with a upper limit of 120 KVA needed by Party B. Party B shall undertake relevant electricity expenses with regard to the electricity consumption amount and in accordance with the electricity price calculated by the property management company of the building. Party B shall propose an application to increase electricity needs and it can use such increased electricity only with the approval of Party A. Party B shall undertake all the expenses to increase the capacitance.

(V)
Party A shall install independent meters to measure water and electricity for Party B; if the water and electricity interfaces are connected to the floor of the Property for Lease, Party A does not undertake relevant responsibilities if measures to stop the use of water and electricity are taken in case of peak of use of water and electricity or without prior notification by relevant departments and Party B is influenced by such measures.

(VI)
All the parking spaces of Party A shall all be managed with fees charged. (See details in Property Management Agreement).

(VII)
If Party B needs to set up a advertisement board on the building of the Property for Lease, it shall obtain the written consent of Party A and submit to Party A for filing after completing relevant approval procedures in accordance with relevant stipulations of the government.

(VIII)
Both Parties must sign the Agreement for Fire Protection, Safe Manufacturing and Operation Responsibilities while performing the Contract, the specific rights and obligations of such agreement shall be concluded independently.

VII.
Conditions for Release of the Contract

(I)
Both Parties agree that any of the following circumstances shall be deemed as a force majeure within the lease term. At that time, the Contract shall terminate naturally and both Parties undertake no responsibilities to each other, but Party A shall provide relevant documents and notify Party B in a timely manner:

1.
The use right of the land within the occupation scope of the Property for Lease is taken back by the government.

2.
The Property for Lease is expropriated in accordance with laws for social public interests.

3.
The Property for Lease needs to be included in the demolition permit scope due to city construction.

4.
Both Parties agree the serious natural disasters such as earthquake, fire disaster, typhoon and government actions occur during the Contract Term which cause that both Parties cannot realize the contract purpose shall be deemed as force majures.

(II)
Both Parties agree that a Party can terminate the Contract unilaterally through notification to the other Party and is entitled to call the breaching party into account for breach of the Contract in accordance with laws in case of any of the following circumstances:

1.
Party A fails to deliver the Property for Lease on time and still has not delivered within 10 working days after being reminded by Party B.

2.
The Property for Lease does not comply with the agreements in the Contract when Party A delivers the Property for Lease, which causes Party B cannot use the Property for Lease lawfully, or the Property for Lease delivered by Party A threatens the safety of the Party B during Party B's use of the Property for Lease.

3.
Party B changes the use purpose of the Property for Lease arbitrarily.

4.
The main body structure of the Property for Lease is damaged due to Party B.

5.
Party B subleases or transfers the rights of the Property for Lease arbitrarily.

6.
Party B fails to pay the rent with more than 30 days overdue accumulated.

7.
Party B fails to perform the obligations stipulated in Clause (I), Article VI in the Contract.

VIII. Default Liabilities

(I)
The failure of any Party to the Contract to perform the obligations in accordance with this Contract shall be deemed as the breach of the Contract. The breaching party shall assume civil liabilities in accordance with the Contract, laws and regulations and pay the liquidated damage of 2 times of a month's rent to the other party. If the liquidated damage of the breaching party cannot set off the losses of the non-breaching party, the balance between the actual loss and the liquidated damage shall be compensated by the breaching party.

(II)
If Party A fails to deliver the Property for Lease on schedule through no fault of Party B (agreed by both Parties, excluding that Party A delays the delivery of the Property for Lease), the Contract shall terminate naturally; Party B is entitled to hold Party A responsible for breach of the Contract and the amount of the liquidated damage shall be the same as the deposit which shall be paid by Party B.

(III)
If Party B fails to pay the deposit on schedule in accordance with Article 3 of the Contract through no fault of Party A (agreed by both Parties, excluding that Party A delays the delivery of the Property for Lease), the Contract shall terminate naturally; Party A is entitled to hold Party B responsible for breach of the Contract and the amount of the liquidated damage shall be the same as the deposit which shall be paid by Party B.

(IV)
Party B confirms that if Party B delays the payment of rent and property management fee, etc. during the lease term and still fails to make such payment within 10 working days after receiving written notification from Party A, Party A has the right to stop all the services with regard to the Property for Lease. All the consequences incurred therefrom shall be undertaken by Party B and Party A undertakes no liability.

IX.
Dispute Resolution

(I)
The content unspecified in this Contract or the disputes between both Parties shall be settled friendly.

(II)
If both Parties have no common opinion or program within 15 days after one Party proposes a written opinion or solution, any Party can settle in accordance with laws.

X.
Supplementary Provisions

(I)
The change of the Contract shall be agreed by both Parties through negotiation. For matters unspecified or uncovered in the Contract which are necessary to specify, supplementary agreement shall be concluded independently. The supplementary agreement, correspondences, faxes, etc. between both Parties and agreed by them in writing are all the valid components of the Contract.

(II)
The address or main business place and telephone number in the Contract between both Parties are all valid mailing address. In case of any change to the address or main business place and telephone number, the changing Party shall notify the other Party within a week from the day of such change; failure to give notification shall not influence the legal force of the content in the letters or faxes of the other Party.

(III)
Taxes incurred by the Contract shall be undertaken by both Parties by law respectively. If the Contract needs to be filed for registration, both Parties shall file to relevant authorities for registration of the Contract. Whether both Parties file for registration of the Contract shall not influence the legal force of the Contract.

(IV)
The representatives of both Parties have no objection to the contract area in the Contract.

(V)
The Contract comes into force since the day when it is signed and sealed by both Parties and the Witnessing Party.

(VI)
The Contract is made in quintuplicate, with two held by both Parties respectively and one by the Witnessing Party.

(The text of the Contract is 10 pages totally. The following one is the page for signature with no text.)

Party A: Shanghai Guilin Industry Co., Ltd. (Seal)

Authorized Representative:

Legal Representative:

Party B: Cellular Biomedicine (Shanghai) Co., Ltd. (Seal)

Authorized Representative:

Legal Representative:

The Witnessing Party: Shanghai Huajing Enterprise Consultation Service Center (Seal)

Contract Signing Date: August 30, 2018

Attachments:

1.
A copy of the business license (including tax registration certificate and special license, etc.) and the ID card of the legal representative of Party B respectively;

2.
A copy of the drawing attached to the graph of the location and area of the Property for Lease;

3.
The hand-over List of the Property for Lease and facilities and equipment between both Parties;

4.
A copy of the tax payment record of recent years of Party B (excluding newly established companies);

5.
A copy of the Property Management Agreement;

6.
A copy of the Agreement for Fire Protection, Safe Manufacturing and Operation Responsibilities

7.
A copy of the annual tax contribution schedule per square meter;

8.
Others: